As filed with the U.S. Securities and Exchange Commission on February 8, 2017
Securities Act File (No. 333-151800)
Investment Company Act File (No. 811-22211)

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement under the Securities Act of 1933	☒

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 17	☒

and/or

Registration Statement under the Investment Company Act of 1940	☒

Amendment No. 19	☒
(Check appropriate box or boxes)

IVA FIDUCIARY TRUST
(Exact Name of Registrant Specified in Charter)

717 Fifth Avenue, 10th Floor
New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (212) 584-3570

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue, 10th Floor
New York, NY 10022
(Name and Address of Agent for Service)

Copies to:

Michael S. Caccese, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950	Brian F. Link, Esq. State Street Bank and Trust Company Mail Code: SUM0703 One Lincoln Street Boston, MA 02111

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☒ On April 10, 2017 pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. The securities described herein may not be sold until the registration statement filed with the Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

IVA WORLDWIDE FUND

Share Class	Ticker Symbol
Class T	[___]

IVA INTERNATIONAL FUND

Share Class	Ticker Symbol
Class T	[___]

PROSPECTUS

April [___], 2017

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.
Any statement to the contrary is a crime.

(This page has been left blank intentionally.)

IVA FUNDS

IVA Worldwide Fund
IVA International Fund

TABLE OF CONTENTS

FUND SUMMARIES
IVA Worldwide Fund	S-1
IVA International Fund	S-7

BUYING AND SELLING FUND SHARES, TAX INFORMATION AND PAYMENTS TO
BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	S-13

MORE INFORMATION ABOUT THE FUNDS	1
A Further Discussion of Principal Risks	1
Disclosure of Portfolio Holdings	5

MANAGEMENT
Investment Adviser	5
Portfolio Managers	6

SHAREHOLDER INFORMATION
How Fund Share Prices Are Calculated	7
How to Purchase Shares	7
Householding	8
Minimum Account Size	9
Systematic Investment Program	9
Customer Identification Program	9
Investment Options	9
How to Redeem Shares	10
Conversion of Shares	10
Redeeming Your Shares - Additional Information	10
Systematic Withdrawal Plan	11
Dividend Reinvestment Program	11
Dividends, Distributions and Taxes	11
Frequent Purchases and Sales of Fund Shares	12

DISTRIBUTION ARRANGEMENTS
Distribution and Servicing (12b-1) Plans	13
Initial Sales Charge - Class T Shares	13
Sales at Net Asset Value	14
Payments to Financial Firms	14

FINANCIAL HIGHLIGHTS	14

APPENDIX A
Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries	15

USEFUL SHAREHOLDER INFORMATION	Back cover

(This page has been left blank intentionally.)

FUND SUMMARY

IVA Worldwide Fund

Investment Objective

The IVA Worldwide Fund (the “Worldwide Fund”) will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class T shares of the Worldwide Fund. You may qualify for a sales charge discount on Class T shares of the Worldwide Fund if you invest at least $250,000. More information about discounts is available from your financial consultant and in Distribution Arrangements starting on page [17] of the Prospectus and in Appendix A to this Prospectus, titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

	Class T
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	2.00%

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	[__]	%

Total Annual Fund Operating Expenses	[__]	%

Expense Reimbursement[1]	[__]	%

Total Annual Fund Operating Expenses After Expense Reimbursement	[__]	%

1 International Value Advisers, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive its management fees with respect to, and/or bear other expenses of, the Class T shares from on or about April 10, 2017 through January 31, 2019 to the extent that expenses, exclusive of acquired fund fees and expenses, brokerage commissions, interest, taxes, organizational and extraordinary expenses, would exceed the annual rate of [__]%. The Adviser may recover expenses it has borne subsequent to the effective date of the letter agreement, whether through reduction of its management fee or otherwise, in later periods to the extent that the Fund’s expenses fall below the annual rate of [__]%; provided, however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

Example. This Example is intended to help you compare the costs of investing in the Worldwide Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Worldwide Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Worldwide Fund’s operating expenses remain the same and the Adviser’s contractual management fee waiver remains in place through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$[__]	$[__]	$[__]	$[__]

Portfolio Turnover

The Worldwide Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Worldwide Fund shares are held in a taxable account. These costs, which are not reflected in annual Class T operating expenses or in the Example, affect the Worldwide Fund’s performance. During the most recent fiscal year, the Worldwide Fund’s portfolio turnover rate was 29.7% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Worldwide Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser, believes have fundamental value, financial strength and stability. The Worldwide Fund may, however, invest in companies with fundamental value that do not have the other characteristics.

The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 40%, of the Worldwide Fund’s total assets in equity and debt securities issued by foreign companies and governments. The Adviser may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Worldwide Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. For these reasons, the Worldwide Fund may seek investments in the equity securities of companies in industries that the Adviser believes to be temporarily depressed. The Worldwide Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, or the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Under normal circumstances, no one position in equity securities will exceed 5% of the total assets of the Worldwide Fund at the time of investment. If the Worldwide Fund’s position in one of the below referenced securities exceeds 5% of the Worldwide Fund’s total assets after the time of investment, the Worldwide Fund may continue to hold such securities.

As part of its principal investment strategies, the Worldwide Fund intends to invest in: (a) foreign and domestic common and preferred equity securities and American Depositary Receipts (“ADRs”); (b) foreign and domestic fixed income securities; and (c) precious metals, primarily through gold bullion and gold mining securities. The Fund may invest in fixed income securities of any credit quality, including those rated investment grade (rated in one of the four highest ratings categories by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) and those considered high-yield and rated below investment grade (rated Ba or lower by Moody’s or BB or lower by S&P, commonly referred to as “junk bonds”). Under normal circumstances, the Worldwide Fund will invest in the following fixed income securities: notes, bills and debentures, bank debt obligations and structured notes, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities and structured notes (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. Any investments in unrated bonds will be evaluated by the Adviser to determine the comparative credit quality of the unrated debt. In selecting debt securities to achieve the Worldwide Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The Worldwide Fund may purchase precious metals in any form (bullion and coins or contract form). The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The Worldwide Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Worldwide Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The Worldwide Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Worldwide Fund, and the Fund’s performance could trail that of other investments. The Worldwide Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. An investment in the Worldwide Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Debt Securities Risk. Risks associated with investments in fixed income securities include credit risk, interest rate risk, liquidity risk and the risk of default, particularly with respect to high yield securities.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, foreign exchange risk and management risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Worldwide Fund may lose more money than it invested in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Economic and Market Events Risk. The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Worldwide Fund. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China’s economic slowdown. In addition, increased investment in passive investment vehicles may affect the value of the Fund’s holdings. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of debt securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have declined. During times of market turmoil, investors may look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investment Style Risk. The returns from the types of securities in which the Worldwide Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Worldwide Fund to underperform other investment vehicles that invest in different asset classes.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Worldwide Fund.

Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Worldwide Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. This is the risk that the Worldwide Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Worldwide Fund’s portfolio managers’ judgments about asset allocations may not be correct and could adversely affect the Worldwide Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Rule 144A Securities Risk. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Worldwide Fund.

Small- and Mid-Capitalization Investing Risk. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. Securities of a particular market segment as a group could fall out of favor with investors, causing the Worldwide Fund to underperform investments that focus on other market segments. The Worldwide Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in the Worldwide Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by the Worldwide Fund in any tax year, must not exceed 10% of the Worldwide Fund’s gross income for such year. If the Worldwide Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Worldwide Fund to its shareholders would be treated as dividend income. This tax requirement may cause the Worldwide Fund to hold or sell precious metals or securities when it would not otherwise do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the Worldwide Fund by illustrating the variability of the Worldwide Fund’s returns during the years since inception. The table shows how the Worldwide Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Because Class T shares have not yet commenced operations as of the date of this Prospectus, the bar chart and the table show the returns for Class A shares of the Worldwide Fund, which are offered in a separate prospectus. Although Class T shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class T shares will vary from Class A shares because of the different expenses paid by the Class T shares. Performance information for Class T shares will be included after Class T shares have been in operation for one complete calendar year.

The Worldwide Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Worldwide Fund performance can be obtained by visiting www.ivafunds.com or by calling (866) 941-4482 (toll free).

Year by Year Returns (Years Ended December 31)

The best calendar quarter return during the period shown above was 14.53% in the second quarter of 2009; the worst was -10.18% in the third quarter of 2011.

After-tax returns in the table below are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Before- and after-tax returns are shown for Class A shares and reflect the maximum initial sales charge applicable to Class A shares. Average Annual Total Returns for Class A do not reflect a sales charge if you redeemed your investment within one year.

Average Annual Total Returns
(for the periods ended December 31, 2016)

	One Year	Five Years	Life of Fund (October 1, 2008)

IVA Worldwide Fund - Class A
Return Before Taxes	0.92%	4.84%	7.65%
Return After Taxes on Distributions	0.70%	4.02%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares	0.80%	3.76%	6.09%

MSCI All Country World Index (Net) (reflects no deduction for fees, expenses, or taxes)	7.86%	9.36%	6.69%

Investment Adviser

International Value Advisers, LLC is the investment adviser of the Worldwide Fund.

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle are primarily responsible for the day-to-day management of the Worldwide Fund. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the Worldwide Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling Worldwide Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page S-[__] of the Prospectus.

FUND SUMMARY

IVA International Fund

Investment Objective

The IVA International Fund (the “International Fund”) will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for a sales charge discount on Class T shares of the International Fund if you invest at least $250,000. More information about discounts is available from your financial consultant and in Distribution Arrangements starting on page [17] of the Prospectus and in Appendix A to this Prospectus, titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

	Class T
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	2.00%

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	[__]	%

Total Annual Fund Operating Expenses	[__]	%

Expense Reimbursement[1]	[__]	%

Total Annual Class Operating Expenses After Expense Reimbursement	[__]	%

1 International Value Advisers, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive its management fees with respect to, and/or bear other expenses of, the Class T shares from on or about April 10, 2017 through January 31, 2019 to the extent that expenses, exclusive of acquired fund fees and expenses, brokerage commissions, interest, taxes, organizational and extraordinary expenses, would exceed the annual rate of [__]%. The Adviser may recover expenses it has borne subsequent to the effective date of the letter agreement, whether through reduction of its management fee or otherwise, in later periods to the extent that the Fund’s expenses fall below the annual rate of [__]%; provided, however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

Example. This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same and the Adviser’s contractual management fee waiver remains in place through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$[__]	$[__]	$[__]	$[__]

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual Class T operating expenses or in the Example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 34.9% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the International Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser, believes have fundamental value, financial strength and stability. The International Fund may, however, invest in companies with fundamental value that do not have the other characteristics.

The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 65%, of the International Fund’s total assets in equity and debt securities issued by foreign companies and governments. The Adviser may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in companies operating in developed countries, such as those of Australia, Canada, Japan and Western Europe.

The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed. The International Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, or the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Under normal circumstances, no one position in equity securities will exceed 5% of the total assets of the International Fund at the time of investment. If the International Fund’s position in one of the below referenced securities exceeds 5% of the International Fund’s total assets after the time of investment, the International Fund may continue to hold such securities.

As part of its principal investment strategies, the International Fund intends to invest in: (a) foreign and domestic common and preferred equity securities and American Depositary Receipts (“ADRs”); (b) foreign and domestic fixed income securities; and (c) precious metals, primarily through gold bullion and gold mining securities. The Fund may invest in fixed income securities of any credit quality, including those rated investment grade (rated in one of the four highest ratings categories by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) and those considered high-yield and rated below investment grade (rated Ba or lower by Moody’s or BB or lower by S&P, commonly referred to as “junk bonds”). Under normal circumstances, the International Fund will invest in the following fixed income securities: notes, bills and debentures, bank debt obligations and structured notes; high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities and structured notes (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. Any investments in unrated bonds will be evaluated by the Adviser to determine the comparative credit quality of the unrated debt. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The International Fund may purchase precious metals in any form (bullion and coins or contract form). The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the International Fund, and the Fund’s performance could trail that of other investments. The International Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. An investment in the International Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Debt Securities Risk. Risks associated with investments in fixed income securities include credit risk, interest rate risk, liquidity risk and the risk of default, particularly with respect to high yield securities.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, foreign exchange risk and management risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the International Fund may lose more money than it invested in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Economic and Market Events Risk. The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the International Fund. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China’s economic slowdown. In addition, increased investment in passive investment vehicles may affect the value of the Fund’s holdings. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of debt securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have declined. During times of market turmoil, investors may look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investment Style Risk. The returns from the types of securities in which the International Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the International Fund to underperform other investment vehicles that invest in different asset classes.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the International Fund.

Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the International Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. This is the risk that the International Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the International Fund’s portfolio managers’ judgments about asset allocations may not be correct and could adversely affect the International Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Rule 144A Securities Risk. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the International Fund.

Small- and Mid-Capitalization Investing Risk. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. Securities of a particular market segment as a group could fall out of favor with investors, causing the International Fund to underperform investments that focus on other market segments. The International Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in the International Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by the International Fund in any tax year, must not exceed 10% of the International Fund’s gross income for such year. If the International Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the International Fund to its shareholders would be treated as dividend income. This tax requirement may cause the International Fund to hold or sell precious metals or securities when it would not otherwise do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the International Fund by illustrating the variability of the International Fund’s returns during the years since inception. The table shows how the International Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Because Class T shares have not yet commenced operations as of the date of this Prospectus, the bar chart and table show the returns for Class A shares of the International Fund, which are offered in a separate prospectus. Although Class T shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class T shares will vary from Class A shares because of the different expenses paid by the Class T shares. Performance information for Class T shares will be included after Class T shares have been in operation for one complete calendar year.

The International Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated International Fund performance can be obtained by visiting www.ivafunds.com or by calling (866) 941-4482 (toll free).

Year by Year Returns (Years Ended December 31)

The best calendar quarter return during the period shown above was 14.17% in the second quarter of 2009; the worst was -9.01% in the third quarter of 2011.

After-tax returns in the table below are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Before- and after-tax returns are shown for Class A shares and reflect the maximum initial sales charge applicable to Class A shares. Average Annual Total Returns for Class A do not reflect a sales charge if you redeemed your investment within one year.

Average Annual Total Returns
(for the periods ended December 31, 2016)

	One Year	Five Years	Life of Fund (October 1, 2008)

IVA International Fund - Class A
Return Before Taxes	-2.62%	4.88%	7.19%
Return After Taxes on Distributions	-2.87%	3.72%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	-1.20%	3.68%	5.65%

MSCI All Country World Ex U.S. Index (Net) (reflects no deduction for fees, expenses, or taxes)	4.50%	5.00%	3.66%

Investment Adviser

International Value Advisers, LLC is the investment adviser of the International Fund.

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle are primarily responsible for the day-to-day management of the International Fund. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the International Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling International Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page S-[__] of the Prospectus.

BUYING AND SELLING FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Buying and Selling Fund Shares

You may purchase or redeem Class T shares of the Funds each day the New York Stock Exchange (the “NYSE”) is open. To purchase or sell shares you should contact your financial intermediary. Class T shares may not be purchased directly from the Funds, except at the discretion of the Adviser. In addition, the availability of Class T shares through financial intermediaries will depend on the policies of the intermediary. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Funds may reduce or waive the minimums in some cases:

Class T
Minimum Initial Investment	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000

Minimum Additional Investment	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent that a Fund in which you invest makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth above in the respective “Fund Summary.” This section provides additional information about the Funds’ investments and certain portfolio management techniques the Funds’ management team may use, as well as the principal risks that may affect a Fund’s portfolio. The International Fund will generally invest in markets outside the United States, and the Worldwide Fund will invest globally, including the United States.

In seeking to achieve the Funds’ investment objectives, the Funds’ management team also may invest in various types of securities and engage in various investment practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. Additional information about these other investments and portfolio management techniques and their associated risks is more extensively discussed in the Funds’ Statement of Additional Information (the “SAI”), which is available without charge upon request as described on the back cover of this Prospectus. Each Fund is a series of IVA Fiduciary Trust, a Massachusetts business trust (the “Trust”). Each Fund’s investment objective may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

In order to try to mitigate the risk of impairment of capital, both Funds will consider investments in fixed-income securities of U.S. or foreign issuers, which may provide some income and, in certain cases, a potential for long-term growth of capital. There is no guarantee that either Fund will successfully avoid the risk of impairment of capital.

Other asset classes with different correlations to the economy or the stock market will be considered to provide further diversification and to seek downside protection in a difficult stock market. These include distressed debt securities, bank loans, real estate related securities, commodities futures, municipal bonds, exchange-traded funds (“ETFs”), exchange-traded notes and auction market preferred securities. Distressed debt securities provide downside protection in a difficult stock market because distressed debt is generally considered a special class of securities that has a low correlation with other securities in the stock market, which in turn provides diversification. The ETFs in which the Funds may invest may themselves invest in or have exposure to commodities, or may provide returns generally based on a multiple of an index as well as the inverse of a multiple of an index. Passively managed ETFs generally seek to replicate the performance of a specified index. The Funds may also invest in actively managed ETFs that do not seek to replicate the performance of a specified index. Certain ETFs are subject to tracking error and may be unable to sell poorly performing stocks that are included in their index. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs may be more subject to daily stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the ETFs underlying securities change.

The Funds also may use derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates. The Funds may invest in derivatives to hedge exposure to certain markets and for speculative (i.e., non-hedging) purposes. The Funds also seek to enhance their return by managing their exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

The Funds will not engage in selling short as a principal investment strategy and each Fund will use a de minimis amount of its total assets for short sales. The costs associated with selling short are not anticipated to exceed 2% of net assets.

When deemed appropriate by the Adviser for short term investment or defensive purposes, a Fund may hold up to 100% of its assets in cash and equivalents including, government obligations in the local currency of any developed country (including the U.S.), commercial paper and certificates of deposit. To the extent that a Fund employs a temporary defensive measure due to adverse market, economic, political or other conditions, the Fund may not achieve its investment objective.

From time to time, a Fund may hold a substantial position in cash or money market instruments to take advantage of future investment opportunities, meet redemption requests, or make other anticipated cash payments without selling portfolio securities. During periods of rising securities prices, a substantial cash position may result in “cash drag,” i.e., the opportunity cost of not being fully invested.

A Further Discussion of Principal Risks

The Funds are subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Funds’ NAV, yield, total return and ability to meet their investment objectives. You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

Cybersecurity Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable,

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slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, other service providers or exchanges to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Debt Securities Risk. Fixed income securities include bonds, notes, bills, debentures, bank debt obligations, preferred stock, convertible securities, Rule 144A securities, structured notes, securities issued by supranational organizations and sovereign debt securities. The following describes the risks associated with investments in fixed income securities:

Credit Risk

This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely payments of interest or principal. This risk is magnified for lower-rated debt securities, such as high yield securities.

High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal. In addition, funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are in default may be subject to greater credit risk because of such investments.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of a Fund’s fixed income investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. Funds that generally invest a significant portion of their assets in higher-rated fixed income securities, however also are subject to this risk. Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

High Yield Securities Risk

High yield securities, also known as “junk bonds,” are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered below investment grade quality, one of the major rating agencies must have rated the security below its top four rating categories (i.e., BBB/Baa or higher) at the time a Fund acquires the security or, if the security is unrated, the manager must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower- rated securities may be more complex than for issuers of higher-rated debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon the manager’s credit analysis than would be the case if the Fund were investing in higher-rated securities. The issuers of these securities may be in default at the time of the Fund’s investment, or have a currently identifiable vulnerability to default on their interest or principal payments, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. Securities that are in default are rated Caa or lower by Moody’s or D by S&P.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Yields on high yield securities will fluctuate. If an issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher-rated securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

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For a discussion of the Funds’ policies regarding the ratings of investment securities and the use of nationally recognized statistical rating organizations, such as Moody’s and S&P, please see the “Securities Ratings” section in the SAI.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and management risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. A small investment in a derivative could have a relatively large positive or negative impact on the performance of a Fund, potentially resulting in losses to Fund shareholders.

Other risks, such as liquidity risk, arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

Economic and Market Events Risk. The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; Standard & Poor’s Ratings Services’ downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China’s economic slowdown. In addition, increased investment in passive investment vehicles may affect the value of the Fund’s holdings. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of debt securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have declined. During times of market turmoil, investors may look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, changes in political parties, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation legislation, and the potential reversal of such legislation, on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as continued concerns over the U.S. government failing to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats to not increase the federal government’s debt limit, and further geopolitical instability in Europe, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of a Fund’s investments. Uncertainty surrounding changes in imports or exports, changes in governmental or European Union regulations on trade, changes in the strength of the U.S. dollar, the exchange rate of the euro or other foreign currencies, the default or threat of default by an European Union member country on its sovereign debt, and/or an economic recession in an European Union member country may have a significant adverse effect on the economies of European Union member countries and their trading partners. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries.

Unanticipated political or social developments may result in sudden and significant investment losses. In June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum. The full consequences of the so-called “Brexit” vote remain unclear, particularly with respect to the timeline of the withdrawal process and the outcome of negotiations of a new

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relationship between the United Kingdom and the European Union. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, Brexit may cause other member states to contemplate departing the European Union, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets generally are less liquid and less efficient than developed securities markets. Certain emerging markets are also subject to the possibility of nationalization, expropriation or confiscatory taxation. Trading in emerging market countries can be expensive. To the extent a Fund invests in emerging markets, the value of Fund shares may be particularly sensitive to changes in the economics of such countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, a foreign market’s performance can diverge from the U.S. market due to potentially higher risks of adverse issuer, political, regulatory, market, and economic developments.

Foreign securities may include depositary receipts, such as ADRs and GDRs. ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. GDRs are receipts structured similarly to ADRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investment Style Risk. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause a Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks or growth or value stocks) tend to go through cycles of performing better - or worse - than the general securities markets. In the past, these periods have lasted in excess of several years.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of a Fund.

Large-Capitalization Investing Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

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Management Risk. This is the risk that a Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Funds’ Portfolio Managers’ judgments about asset allocations may not be correct and could adversely affect a Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. A Fund may incur higher custody and transaction costs for precious metals than for securities. In addition, prices of precious metals may be significantly affected by events in the regions in which the companies to which a Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence and labor unrest). Holding precious metals in any form results in no income being derived from such holding and involves the risk of delay in obtaining or disposing of such assets in the case of bankruptcy or insolvency of the Fund’s custodian. The income derived from trading in precious metals will be closely monitored to avoid potentially negative tax consequences. As a result a Fund may hold or sell precious metals when it otherwise would not do so. Holding precious metals in book account involves credit risk of the party holding the precious metal.

Rule 144A Securities Risk. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by a Fund.

Small- and Mid-Capitalization Investing Risk. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. Securities of a particular market segment as a group could fall out of favor with investors, causing each Fund to underperform investments that focus on other market segments. Each Fund’s net asset value or “NAV,” like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in a Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by a Fund in any tax year, must not exceed 10% of the Fund’s gross income for such year. If a Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income. This tax requirement may cause a Fund to hold or sell precious metals or securities when it would not otherwise do so.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (September 30) and its second fiscal quarter (March 31) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (December 31 and June 30, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov.

MANAGEMENT

Investment Adviser

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser was organized as a Delaware limited liability company in 2007. Its primary place of business is at 717 Fifth Avenue, 10th Floor, New York, New York 10022. The Adviser’s primary business is to provide a variety of investment management services to investment vehicles, including an investment program for each Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds. As of September 30, 2016, the Adviser’s assets under management were in excess of $18 billion.

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In return for providing investment management services to the Funds, each Fund pays the Adviser an annual fee monthly in arrears. The following table shows the advisory fee rate paid to the Adviser for the most recent fiscal year as a percentage of each Fund’s average daily net assets.

Investment Management Fee
(as a percentage of average daily net assets)
IVA Worldwide Fund	0.90%
IVA International Fund	0.90%

A discussion regarding the basis of the Board’s most recent approval of the investment advisory contract between the Trust, on behalf of the Funds, and the Adviser is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2016.

Portfolio Managers

Charles de Vaulx

Charles de Vaulx joined the Adviser in 2008 as a partner and portfolio manager. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Mr. de Vaulx, along with Charles de Lardemelle, is responsible for the day-to-day portfolio management of both Funds. Mr. de Vaulx has managed both Funds since their inception. Until 2007, Mr. de Vaulx was portfolio manager of the First Eagle Global, Overseas, U.S. Value, Gold and Variable Funds, together with a number of separately managed institutional accounts. From 2000 to 2004, he was co-portfolio manager of the First Eagle Funds. Mr. de Vaulx was named associate portfolio manager of the First Eagle Funds in 1996. In 1987, he joined the SoGen Funds, the predecessor to the First Eagle Funds, as a securities analyst. Mr. de Vaulx began his career at Societe Generale Bank as a credit analyst in 1985.

Charles de Lardemelle

Charles de Lardemelle joined the Adviser in 2007 as a partner and portfolio manager. Mr. de Lardemelle, along with Charles de Vaulx, is responsible for the day-to-day portfolio management of both Funds. Mr. de Lardemelle is a founding partner of the Adviser and has managed both Funds since their inception. Until 2007, Mr. de Lardemelle was a Senior Vice President of Arnhold and S. Bleichroeder Advisers LLC (“ASB”) and the Associate Portfolio Manager for the First Eagle Global, Overseas and Value Funds, as well as a variety of separate accounts and offshore accounts, including SoFire Fund Ltd. From 2005 to 2007, Mr. de Lardemelle was Director of Research at ASB, prior to which he served as a securities analyst for the First Eagle Funds and its predecessors, the SoGen Funds.

More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds is included in the SAI.

Participating Affiliates. In rendering investment advisory services to the Funds, the Adviser may use research analysis services provided by IVA Australia PLC, an affiliate of the Adviser (the “Offshore Affiliate”). Unlike the Adviser, the Offshore Affiliate is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has entered into a memorandum of understanding and supervisory agreement (the “Participating Affiliate Agreement”) with the Offshore Affiliate pursuant to which the Affiliate is considered a “participating affiliate” of the Adviser, as that term is used in relief granted by the SEC staff allowing U.S.-registered investment advisers to use the research analysis services provided by advisory affiliates subject to the supervision of a registered adviser. Research professionals from the Offshore Affiliate may render research analysis services to a Fund under the Participating Affiliate Agreement, and are subject to the Adviser’s supervision.

Additional Information. The Funds have entered into contractual arrangements with various parties that provide services to the Funds, including, among others, the Adviser and the Funds’ distributor and transfer agent, as described in this Prospectus and in the SAI. Fund shareholders are not parties to, or intended to be “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of a Fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This Prospectus provides information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. Each of this Prospectus, the SAI, or any contract that is an exhibit to the Funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the Funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

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SHAREHOLDER INFORMATION

How Fund Share Prices Are Calculated

The NAV of a Fund’s Class T shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of Class T. Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that a purchase or redemption order is received in good order and the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Valuation Time may be changed in case of an emergency or if the NYSE closes other than at a time of 4:00 p.m. Eastern Time. Each Fund may not calculate its NAV on a daily basis.

For purposes of calculating the NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Computation of Net Asset Value” in the SAI for more information.

To the extent a Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV will be calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board (so-called “fair value pricing”). The Pricing and Fair Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures by the Board) has the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may also be required to fair value an asset or liability in other situations. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. The Funds’ use of fair value pricing may help deter “stale price arbitrage” as discussed below under “Frequent Purchases and Sales of Fund Shares.”

For purposes of calculating the NAV, foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed1, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

How to Purchase Shares

All purchases are subject to acceptance by the Funds, and the price of the shares will be the NAV that is next computed after receipt by the transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or other authorized agent of sub-agent (financial

1 The NYSE typically is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

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intermediary), of the purchase in good order. All payments must be made in U.S. dollars. In limited circumstances, completed purchases may be cancelled when the Trust or the Transfer Agent receives satisfactory instructions that a trade order was placed in error.

Purchases are subject to certain additional fees and sales charges, as described below.

Good order means that the request includes:

•	Fund name and account number;

•	Amount of the transaction (in dollars or shares);

•	Signatures of all owners exactly as registered on the account (for written requests);

•	Medallion signature guarantee, if required;

•	Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent; and

•	Any supporting legal documentation that may be required.

Payment of share purchase price is not considered part of good order. If your request is received after 4:00 p.m. Eastern time it will be priced at the next business day’s NAV. Purchases are subject to certain additional fees and sales charges, as described below.

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
Class T Shares - The minimum initial investment is $5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000.	Minimum Investment $100

You may purchase a Fund’s Class T shares only through selected securities dealers or financial intermediaries, and their designees, with whom IVA Funds Distributors, LLC the Funds’ distributor (the “Distributor”) has sales agreements, and to such other investors as the Adviser in its discretion may determine. Authorized dealers and financial intermediaries may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial intermediaries are responsible for promptly transmitting purchase orders to the Transfer Agent. The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial intermediaries, or, if applicable, their authorized designee, determines that it is in good order and accepts a purchase or redemption order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the authorized dealers or financial intermediaries or their authorized designee.

The Transfer Agent or Adviser, in their sole discretion, may accept or reject any order for purchase of Fund shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” for more information.

The Funds do not accept new accounts held in the name of persons or entities that do not have both a valid social security number (or tax identification number) and a permanent U.S. street address.

Householding

Householding is a method of delivery in which a single copy of certain shareholder documents are delivered to investors who share the same address and are members of the same family, even if their accounts are registered under different names. Each Fund currently households. If you are no longer interested in householding and would like to have each investor, at the same address, receive individual copies of prospectuses and other shareholder documents, please contact your broker-dealer or call (800) 542-1061. We will begin sending your individual copies with the next scheduled mailing.

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Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $4,000. This does not apply to accounts participating in the Systematic Investment Program, retirement accounts or omnibus accounts. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Systematic Investment Program

You may make regular bi-monthly, monthly, quarterly or annual investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the 5th and/or 20th of the month. Upon written authorization, your financial intermediary will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Not all financial intermediaries offer this plan. Contact your financial intermediary for details. Because your bank must provide approval for the transfer process, establishing a Systematic Investment Program may take at least 30 days. Any new accounts must meet minimum initial investment amounts prior to establishing a Systematic Investment Program. The Funds will not be responsible for non-sufficient funds fees. If your payment does not clear, your purchase will be cancelled and you will be liable for any resulting losses or fees a Fund or its Transfer Agent incurs. If your purchase through the Systematic Investment Program fails to clear on two consecutive occasions, the Fund may terminate your Systematic Investment Program. Shares purchased through Systematic Investment Program payments are subject to the redemption restrictions for recent purchases described in “Redeeming Your Shares.” The Trust may amend or cease to offer the Systematic Investment Program at any time.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires your financial intermediary to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth, social security number and other information and documentation that will allow the financial intermediary to verify your identity. If this information is not provided, the financial intermediary may not be able to open your account. If the financial intermediary is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, your financial intermediary, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at NAV at the time of redemption.

Investment Options

The Trust offers multiple classes of shares in order to meet the needs of various types of investors. Only Class T shares are offered through this Prospectus. The Funds’ other share classes are offered through a separate prospectus. Class T shares are subject to types and levels of sales charges and other fees that differ from those of the Funds’ other share classes. Class T sales charges may be reduced or waived under certain circumstances described below.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. You should also consult your financial intermediary about which class is most suitable for you. The following summarizes key information about Class T shares to help you make your investment decision, including the various expenses associated with Class T shares and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the SAI.

Class T Shares

•	You pay an initial sales charge of up to 2.50% when you buy Class T shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

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You may be eligible for a reduction or a complete waiver of any sales charge under a number of circumstances. See “Initial Sales Charge — Class T Shares” and “Sales at Net Asset Value” under “Distribution Arrangements” for details.

•	Class T shares are subject to annual Rule 12b-1 fees of 0.25%.

•	A redemption fee of 2.00% will generally apply to any shares that are redeemed within 30 days after their acquisition. Please see “Redeeming Your Shares” for details.

•
You may purchase Class T shares only for accounts held with a financial intermediary, and not directly with the Funds. In addition, Class T shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class T shares.

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IN ADDITION TO THE INFORMATION IN THIS PROSPECTUS, YOU MAY OBTAIN MORE INFORMATION ABOUT CLASS T SHARES, SALES CHARGES AND SALES CHARGE REDUCTIONS AND WAIVERS AT WWW.IVAFUNDS.COM, FROM THE SAI OR BY CALLING YOUR FINANCIAL CONSULTANT.

How to Redeem Shares

General Information

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent (financial intermediary) receives all required documents in good order (as term is defined above). If the Transfer agent, an authorized agent or sub-agent receives a redemption request in good order before the close of trading on the NYSE (generally 4 p.m. Eastern time) that transaction will be priced at that day’s NAV. If the request is received after close of trading on the NYSE, it will be priced at the next business day’s NAV.

Conversion of Shares

If your account is eligible, you may be able to convert Class T shares of either Fund into Class I shares of the same Fund. Such conversions will take place at net asset value and shall not result in the recognition of gain or loss for federal income tax purposes. This is not an automatic change. You must contact your financial representative. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer or financial intermediary.

Redeeming Your Shares - Additional Information

Redemptions through Dealers

Shares held in the dealer’s “street name” must be redeemed through the dealer and cannot be made by shareholders directly. You must submit a redemption request to your dealer. Dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized dealers for more information.

Redemptions In-Kind

The Funds reserve the right to make payment in securities or other portfolio investments rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption-in kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations. Securities used to redeem Fund shares will be valued as described in “How Fund Share Prices are Calculated” above. Redemptions in-kind may only be made with liquid investments. A shareholder will bear market risk for the securities received as a result of a redemption-in kind and a shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.

Redemption Fee

Sales of shares within 30 days of purchase are subject to a 2% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in-first-out” calculation methodology, comparing the date of redemption with the earliest purchase date of shares. Redemption fees will be deducted from the redemption proceeds. The redemption fee is credited to the applicable Fund.

The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of redemption fees will be successful in this regard.

The Funds may waive or reverse the redemption fee for qualified retirement plans, systematic redemption programs, wrap programs, certain omnibus accounts, shares that were bought with reinvested dividends and distributions and shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder, including a registered joint owner. The Funds generally will depend on the relevant intermediary (for example, the wrap program sponsor or omnibus account holder) to monitor trading frequency and apply redemption fees to shareholders who hold shares through these programs or accounts. Financial intermediaries who hold Fund shares through omnibus and other accounts may not provide shareholder information and

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enforce restrictions on purchases and redemptions or may fail to assess or collect the redemption fee in a manner fully consistent with this Prospectus. The Funds may modify their redemption fee policies at any time.

Systematic Withdrawal Plan

If you own Fund shares worth at least $5,000, you may establish a Systematic Withdrawal Plan with your financial intermediary to have $50 or more withdrawn automatically from your account. You may elect to receive payments on or about the 5th or 20th on a monthly, quarterly, semi-annual, or annual basis. If a date is not chosen, withdrawals will be made on or about the 5th of the month. You may also choose to receive a check or have the monies transferred directly into your bank account by ACH. Dividends and distributions are not counted toward a systematic withdrawal amount. A Fund’s shares will be redeemed as necessary to meet withdrawal payments, which may result in a gain or loss for federal income tax purposes. The Funds may amend or cease to offer the Systematic Withdrawal Plan at any time. Not all financial intermediaries offer this Plan. Contact your financial intermediary for details.

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested, without sales charges, into Class T shares of any Fund in which you have an existing account, unless otherwise noted. You may notify your financial intermediary to:

•	Choose to receive dividends or distributions (or both) in cash; or

•	Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact your financial intermediary.

Dividends, Distributions and Taxes

It is each Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your ordinary income and capital gain distributions will be reinvested in additional shares of Class T of the Fund at net asset value calculated as of the payment date. The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset values of the Funds’ shares will be reduced by the amount of the payment.

Each Fund intends to elect and to qualify each year to be treated as a “regulated investment company” under Subchapter M of the Code. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. A Fund’s failure to qualify as a regulated investment company, however, would result in corporate level taxation, and consequently, a reduction in income available for distribution to you and other shareholders. Also, a Fund that fails to distribute at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 of such year (or later if the Fund is permitted to elect and so elects) will be subject to a 4% excise tax on the underdistributed amount.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distribution of net gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Current maximum long-term capital gain rates applicable to individuals are 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, and 0% for individuals in the 10% to 15% tax brackets. Capital gains realized on collectibles (i.e., gold bullion) held for greater than one year are taxed at a rate of 28%.

Distributions of investment income designated by each Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

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Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). In general, you will be taxed on the distributions you receive from a Fund, whether you receive them as additional shares or in cash. Any gain resulting from the sale of your shares in a Fund will generally be subject to tax.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund may, however, be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Funds’ investments in foreign securities or foreign currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing, amount or character of the Funds’ distributions.

In general, dividends (other than capital gain dividends, certain interest-related dividends, and certain short-term capitalization dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For a shareholder that is a non-U.S. entity, a withholding tax (known as FATCA) will be imposed on distributions paid after June 30, 2014, and on redemptions and proceeds from sales of Fund shares after December 31, 2018, unless such shareholder enters into an information sharing agreement with the Internal Revenue Service or a governmental authority in the shareholder’s own country with respect to the shareholder’s direct and indirect U.S. owners or qualifies for an exception from entering into such an agreement.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in a Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

By February 15 of each year, a statement will be sent to you showing the tax status of your dividends and distributions for the prior year.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Funds will take to reject or cancel a transaction is 48 hours.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be relatively higher for the Funds because they invest significantly in foreign securities and an investor may seek to take advantage of a delay between the change in value of the Funds’ foreign portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and foreign markets by buying or selling Fund shares at a price that does not reflect their true value. Your Funds’ management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Funds and their shareholders, the Funds’ management team reserves the right to reject, in their sole discretion, any purchase order from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. If the Funds detect that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, involving a Fund. For these purposes, a “round trip” is a purchase into a Fund followed by a sale out of a Fund. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on the Funds. Independent of this limit, the Funds may, in their discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Funds using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

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On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds’ management team to identify market timing or other abusive trading activities in these accounts, and the Funds’ management team may be unable to eliminate abusive traders in these accounts from a Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Funds’ management team will encourage omnibus account intermediaries to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may place the Funds at a disadvantage.

DISTRIBUTION ARRANGEMENTS

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Class T Fund shares (“distribution fees”). These payments are made pursuant to a Distribution and Servicing Plan (the “12b-1 Plan”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class T shares pay only distribution fees and have a maximum annual rate of 0.25% at which the distribution fees may be paid under the 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the Class T shares).

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Initial Sales Charges - Class T Shares

This section includes important information about sales charge reduction programs available to investors in Class T shares of the Funds and describes information or records you may need to provide to the Funds, the Transfer Agent or your financial intermediary in order to be eligible for sales charge reduction programs.

The availability of certain sales charge reductions and waivers depends on the financial intermediary through which shares are purchased. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) from those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” Appendix A is incorporated by reference into (or legally considered part of) this Prospectus.

In all instances, it is the investor’s responsibility to notify the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. If reductions and waivers are not available through a particular intermediary, investors will have to purchase Fund shares through another intermediary that makes these reductions or waivers available.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class T shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

	Sales Charge as a Percentage of:		Dealer Allowance
Class T Shares Dollars Invested	Offering Price	Net Amount Invested	as a Percentage of Offering Price
Less than $250,000	2.50%	[__]%	[__]%
$250,000 but less than $500,000	2.00%	[__]%	[__]%
$500,000 but less than $1,000,000	1.50%	[__]%	[__]%
$1,000,000 and over	1.00%	[__]%	[__]%

13

Sales at Net Asset Value

Class T shares of the Funds may be sold at NAV without an initial sales charge when issued pursuant to the automatic reinvestment of income dividends or capital gains distributions. Class T shares may be available at net asset value without a sales charge under certain circumstances, as determined by the policies and procedures of your financial intermediary. See Appendix A to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” for information on available Class T share sales charge waivers.

Payments to Financial Firms

The Adviser and/or its affiliates also may make payments for distribution and/or shareholder servicing activities out of their own resources. The Adviser also may make payments for marketing, promotional or related expenses to dealers. Such payments also may include any other payment requirement of a broker-dealer or other financial intermediary as described in greater detail under "Initial Sales Charges - Class T Shares." These payments are derived from the Adviser’s past legitimate profits. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive. The SAI also provides additional information concerning revenue sharing, including, as of the date of this Prospectus, the firms receiving revenue sharing payments.

Certain broker-dealers or other third-parties hold their accounts in “street name” and perform the services normally handled by the Funds’ transfer agent. These services may include client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge the Funds for these services. Such fees payable by the Funds are, in aggregate, no more than what the Funds otherwise would have paid to the Transfer Agent for the same services. The Adviser is responsible for such fees to the extent that they exceed the amount that the Funds would ordinarily pay to the Transfer Agent. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to shareholder services performed by the relevant party. While the Adviser considers these to be payments for services rendered, they represent an additional business relationship between these brokers or other third parties and the Funds that often results, at least in part, from past or present sales of Fund shares by the brokers or other third parties or their affiliates.

Additional information regarding payments to financial firms can be found in the SAI under the heading “Revenue Sharing.”

FINANCIAL HIGHLIGHTS

Because Class T shares have not launched as of the date of this Prospectus, financial highlights are not available.

14

APPENDIX A:

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES

The availability of certain sales charge reductions and waivers depends on the financial intermediary through which shares are purchased. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed in the Prospectus. This Appendix A is incorporated by reference into (legally considered part of) the Prospectus.

In all instances, it is the investor’s responsibility to notify the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. If reductions and waivers are not available through a particular intermediary, investors will have to purchase Fund shares through another intermediary that makes these reductions or waivers available.

MORGAN STANLEY SMITH BARNEY LLC

Effective [April 10, 2017], Class T shares are available for purchase by Morgan Stanley Wealth Management clients with the front-end load waived as follows:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account;

•	Morgan Stanley Wealth Management employees and employer-related accounts according to Morgan Stanley’s account linking rules; and

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares from the same fund.

15

USEFUL SHAREHOLDER INFORMATION

Trust. IVA Fiduciary Trust consists of IVA Worldwide Fund and IVA International Fund. Each of the Worldwide Fund and the International Fund is an investment portfolio of IVA Fiduciary Trust, an open-end series management investment company organized as a Massachusetts business trust.

Appendix A. Appendix A to this Prospectus, titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into (or legally considered part of) this Prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this Prospectus and the related Statement of Additional Information ("SAI").

Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. A Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information. The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this Prospectus.

How to Obtain Additional Information.

•	You can obtain shareholder reports or the SAI (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at (866) 941-4482, writing the Funds at IVA Funds, P.O. Box 8077, Boston, MA 02266-8077, visiting the Funds’ website at www.ivafunds.com or calling your financial consultant.

•	You may review and copy information about a Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Fund’s file number.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

How to Reach IVA Funds

Please send all requests for information or transactions to:

IVA Funds
P.O. Box 8077
Boston, MA 02266-8077

You may contact us by telephone at (866) 941-4482.

You can also visit our website at:
www.ivafunds.com

Distributor IVA Funds Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Investment Adviser International Value Advisers, LLC 717 Fifth Avenue, 10th Floor New York, NY 10022

Investment Company Act File Number: 811-22211

The information in this Statement of Additional Information is not complete and may be changed. The securities described herein may not be sold until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

IVA FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April [__], 2017

IVA Worldwide Fund		IVA International Fund
Share Class	Ticker Symbol	Share Class	Ticker Symbol
Class T	[____]	Class T	[____]

717 Fifth Avenue, 10th Floor
New York, NY 10022
(866) 941-4482

IVA Fiduciary Trust (the “Trust”) consists of IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”).

Each Fund is a diversified investment portfolio of the Trust, an open-end series management investment company organized as a Massachusetts business trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current Class T shares prospectus dated April [__], 2017, as supplemented from time to time (the “Prospectus”). Each Fund offers other share classes that are described in a separate statement of additional information. This SAI supplements and should be read in conjunction with the Prospectus. This SAI incorporates by reference each Fund’s financial statements for the fiscal year ended September 30, 2016, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report for the fiscal year ended September 30, 2016. A copy of the Prospectus or annual report may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone number, listed above.

IVA FUNDS

IVA Worldwide Fund
IVA International Fund

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	1
Investment Objectives of the Funds	1
Principal Investment Strategies and Risks of the Funds	1
Non-Principal Investment Strategies and Risks of the Funds	13
Investment Restrictions	23
Portfolio Turnover	24

DISCLOSURE OF PORTFOLIO HOLDINGS	24

MANAGEMENT OF THE FUNDS	25
Board of Trustees	25
Officers of the Trust	29

PROXY VOTING POLICIES AND PROCEDURES	29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30

INVESTMENT ADVISORY AND OTHER SERVICES	30

REVENUE SHARING	35

PURCHASE AND REDEMPTION OF SHARES	36

COMPUTATION OF NET ASSET VALUE	36

TAX STATUS	38

PORTFOLIO TRANSACTIONS AND BROKERAGE	45

DESCRIPTION OF THE TRUST	46

SECURITIES RATINGS	48

APPENDIX A - Proxy Voting Policies and Procedures	50

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Prospectus discusses the investment objectives of the Worldwide Fund and the International Fund, as well as the primary strategies they employ to achieve those investment objectives. The Trust was organized on June 12, 2008. A copy of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), of the Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. The discussion below supplements the information set forth in the Prospectus under the “Investment Objective” and “Principal Investment Strategies” sections. References herein to the “Adviser” shall mean International Value Advisers, LLC.

Investment Objectives of the Funds

IVA Worldwide Fund. The Fund will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. No attempt is made to construct a portfolio relative to a benchmark. Rather, the objective is to achieve a positive annual return with moderate annual downside risk.

There is no assurance that the Fund’s investment objective will be achieved. Additionally, since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders.

IVA International Fund. The Fund will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world. No attempt is made to construct a portfolio relative to a benchmark. Rather, the objective is to achieve a positive annual return with moderate annual downside risk.

There is no assurance that the Fund’s investment objective will be achieved. Additionally, since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders.

Principal Investment Strategies and Risks of the Funds

IVA Worldwide Fund. To achieve its investment objective, the Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser believes have fundamental value, financial strength and stability. The Fund may, however, invest in companies with fundamental value that do not have the other characteristics. The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 40%, of the Fund’s total assets in equity and debt securities issued by foreign companies and governments.

IVA International Fund. To achieve its investment objective, the Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser believes have fundamental value, financial strength and stability. The Fund may, however, invest in companies with fundamental value that do not have the other characteristics. The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 65% of the International Fund’s total assets in equity and debt securities issued by foreign companies and governments.

Principal Investment Strategies

As part of the principal investment strategies, the Funds intend to invest in both foreign and domestic fixed income securities and equities, as well as precious metals.

Each Fund may invest a maximum of 25% of its total assets in precious metals, primarily gold bullion, silver, platinum, and palladium.

Fixed income securities include bonds, notes, bills and debentures, high-yield debt securities (commonly referred to as “junk-bonds”), convertible securities, Rule 144A securities, structured notes, securities issued by supranational organizations, and sovereign debt securities.

Each Fund normally will invest its assets in common stocks, preferred stocks, derivatives, including forward contracts and futures contracts, convertible securities, bonds, debentures, or other debt instruments. A Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (“ADRs”) or other securities representing underlying shares of foreign issuers. When deemed appropriate by the Adviser for short term investment or defensive purposes, a Fund may hold up to 100% of its assets in cash and equivalents including government obligations in the local currency of any developed country including the U.S., commercial paper and certificates of deposit. From time to time, a Fund may hold a substantial position in cash or money market instruments to take advantage of future investment opportunities, meet redemption requests, or make other anticipated cash payments without selling portfolio securities. During periods of rising securities prices, a substantial cash position may result in “cash drag,” i.e., the opportunity cost of not being fully invested.

Among the types of fixed income securities in which the Funds may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills, which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be: (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association; or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

For all securities that give rise to an obligation on the part of the Funds to repay an obligation, the Funds will establish and maintain segregated accounts to cover such obligations as agreed upon with the counterparty and consistent with any regulatory requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Investment Risks

Asset Segregation. With respect to certain kinds of derivative transactions entered into by a Fund that involve obligations to make future payments to third parties, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets (which may include assets pledged as collateral), or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to certain foreign currency transactions and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that certain deliverable foreign currency transactions for currencies that are liquid will be treated as the equivalent of “cash-settled” contracts. As such, a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable foreign currency transactions. With respect to certain forward foreign currency exchange contracts and futures contracts that are contractually required to “cash-settle,” a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify its asset segregation policies in the future. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit (“CDs”), time deposits or bankers’ acceptances. CDs and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

Commodities and Commodity Contracts. Each Fund may purchase or sell precious metals directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below. Each Fund also may invest in instruments related to precious metals, including structured notes and securities of precious metal finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Precious Metals. Each Fund may invest a maximum of 25% of its total assets in precious metals. Precious metals at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, the Funds intend to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause a Fund to hold or sell precious metals or securities when it would not otherwise do so.

Commodity Pool Operator Exemption. The Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. The Adviser has claimed an exclusion from registration as a “commodity pool operator” with respect to its service as investment adviser to the Funds pursuant to a claim for exclusion filed with the National Futures Association with respect to each Fund under CFTC Rule 4.5, as of the date of this SAI. The Funds intend to limit their investments in commodity interests so as to remain exempt commodity pools.

Currency Exchange Transactions. A Fund may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and Over-the-Counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfilment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or significant financial loss. They may also cause a Fund to violate applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Adviser and its affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since the Adviser does not control the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), or those of the issuers of securities in which the Funds invest.

Floating Rate, Inverse Floating Rate and Index Obligations. Each Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

Floating rate securities pay interest according to a coupon, which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign (non-U.S.) Securities. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations, which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Certain of the Funds’ foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in foreign and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Asian Economic Risk. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations, fluctuations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth, pollution and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate, and even negative-rate, monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia, or on the Funds. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the Funds invest. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. From time to time, the Funds may have significant exposure to China. There is a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/ or repatriate assets. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. From time to time, the Funds may also have significant exposure to Japan. Japanese issuers are subject to additional risks, including those associated with poor corporate governance, limited rights of shareholders, interlocking company ownership structures, uncertain accounting practices, restrictive immigration policies, an aging labor population (which is likely to result in a shrinking workforce and higher welfare costs), regional political strains, a dependency on manufacturing exports and on oil imports, uncertainty facing the future of its nuclear power industry, ongoing natural disaster risks and large government deficits. While many of these risks are not unique to Japan, and may be found in any Asian issuer, they may be more acute or more likely to affect stock prices for Japanese issuers. In order to counter a persistent low-growth economic environment, the Japanese government, under Prime Minister Shinzo Abe, has instituted aggressive policies, focusing on monetary policy, fiscal policy, and growth strategies. These policies, dubbed “Abenomics,” seek to achieve 2% inflation mainly through quantitative easing and the introduction of negative interest rates. There is no assurance, however, that such measures will prove successful, and another measure, an increase in the consumption tax in 2014, sparked a recession. The risks described above, among others, may adversely affect the value of the Funds’ investments.

European Economic Risk. The Funds’ investments could be negatively impacted by any economic or political instability in any European country. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have in recent years experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt and national unemployment levels of, several European countries, including Greece, Ireland, Italy, Portugal and Spain. Some of these characteristics can be observed in France, as well. These events have adversely affected the exchange rate of the euro, the common currency of the EU, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. It may be the case that policies designed to manage deficits or defend the Euro will have adverse effects on specific countries and their economies. Certain European debt issuers have defaulted and have restructured their obligations. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon or be forced to exit the euro, the common currency of the EU, and/or withdraw from the EU. The EU itself may fail to achieve a budget for the European Commission, which may have difficulty operating effectively. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. In a referendum held on June 23, 2016, the United Kingdom, which is a significant global economy, resolved to leave the EU. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. In addition, the occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these actions or events is not clear, but could be significant and far-reaching. The risks described above, among others, may adversely affect the value of the Funds’ investments.

Futures. Each Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank CDs; Eurodollar CDs; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; Japanese Government Bonds; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its net asset value (“NAV”), each Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Limitations on Use of Futures. When purchasing a futures contract, the purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.

This process of “marking to market” will be reflected in the calculation of open positions computed in a Fund’s NAV per share. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will be required to comply with asset coverage requirements pursuant to SEC guidelines. See “Asset Segregation.”

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), also may limit the extent to which a Fund may enter into futures or forward contracts.

Risks Associated with Futures. There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Illiquid Assets and Restricted Securities. Each Fund may hold up to 15% of its respective net assets in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale (“restricted securities”). When a Fund’s holdings in illiquid securities exceed 15% of net assets, the Adviser will use its best efforts to remedy the situation as promptly as practicable under the circumstances. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the procedures adopted, approved and set forth by the Trust’s Board of Trustees (the “Board”).

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) the dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities.

Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security, or close out an investment contract, when it wants to. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-Rated Debt Securities. Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service (“Moody’s”), Fitch Ratings, Ltd (“Fitch”) or Standard & Poor’s Ratings Services (“S&P”) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income assets.

Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets generally will decline. Recent and potential future changes in government monetary policy may affect the level of interest rates.

The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of lower-rated securities. Changes by nationally recognized statistical rating organizations in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will take this reduction into consideration when analyzing an investment and will carefully monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective.

Issuers of lower-rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of each Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Adviser, holds all or a major portion. Although the Adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s NAV. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

To the extent that a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Pricing Arbitrage. To the extent that a Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Economic and Market Events Risk. The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; Standard & Poor’s Ratings Services’ downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China’s economic slowdown. In addition, increased investment in passive investment vehicles may affect the value of the Funds’ holdings. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of debt securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have declined. During times of market turmoil, investors may look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, changes of political parties in control, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation, and the potential reversal of such legislation, on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s periodic inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, and further geopolitical instability in Europe, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of a Fund’s investments. Uncertainty surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may continue to disrupt markets in the U.S. and around the world. If countries in addition to the United Kingdom leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Negative Interest Rates. Certain European countries have experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.

These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Participation on Boards and Creditor Committees Risk. Although neither Fund intends to invest in companies for the purpose of effecting change or influencing or controlling management as a principal investment strategy, the Adviser may from time to time engage in certain strategies when, in its view, such engagement may protect or enhance the value of the Funds’ shares. The Advisor may directly participate in the governance of an issuer in which the Funds invest as a means of effecting change with respect to such issuer. In addition, the Advisor may participate in creditor committees to negotiate with or participate in the restructuring or workout of issuers of securities held by the Funds. Such strategies may cause the Funds to incur expenses, which may include, but are not limited to, attorneys’ fees. There is no guarantee that the Adviser will be successful in implementing these strategies. The Adviser’s evaluation of such issuers or such objectives may prove incorrect, or its efforts with respect to issuers in which the Funds invest may not be successful, or even if successful, may have unintended effects or cause the Funds’ investments to lose value. There may also be instances where the Adviser obtains material, non-public information with respect to such issuers, and the Funds will become subject to trading restrictions pursuant to the internal trading policies of such companies or as a result of applicable law, regulations, or internal compliance policies. Such restrictions may have an adverse effect on the Funds. Participation on creditor committees may also expose the Funds to potential liabilities under bankruptcy laws or other laws governing the rights of creditors and debtors. It is also possible that the Adviser may become involved in litigation, which entails expense and the possibility of claims for damages against the Funds.

Material Non-Public Information. The Adviser may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives, or loans of the issuer on behalf of the Funds until such time as the information becomes public or is no longer deemed material.

Zero-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year.

Non-Principal Investment Strategies and Risks of the Funds

Non-Principal Investment Strategies

Each Fund also may invest its assets in trade claims, municipal bonds, and auction market preferred security loans, of, in the case of the Worldwide Fund, U.S. and foreign companies, and in the case of the International Fund, primarily foreign companies. Other asset classes with different correlations to the economy or the stock market will be considered to enable each Fund further diversification and, where possible, to provide downside protection in a difficult stock market. These include distressed debt securities and real estate interests.

In addition, each Fund may invest in currencies, warrants, options or other similar rights, in asset-backed securities, collateralized debt or loan obligations or other “structured securities” in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, or purchase or sell contracts for future delivery of commodities, currencies, indices or securities. Each Fund may invest in swaps, including rate caps, floors and collars, credit default swap contracts, total return swaps and currency swaps, for hedging purposes or to gain exposure to a credit which the Funds may otherwise invest, as well as other derivative instruments, including products that have yet to be developed. Each Fund may invest in mortgage-backed and asset-backed securities. Each Fund may, subject to a number of restrictions, hold securities issued by other investment funds or trusts as well as securities issued by private investment funds. Each Fund may enter into repurchase agreements. Each Fund may also invest in securities of foreign issuers directly or in the form of Global Depositary Receipts (“GDRs”) or European Depositary Receipts (“EDRs”).

Non-Principal Investment Risks

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Asset-Backed Securities. Each Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Bank Loans. Each Fund may invest in bank loans. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. A Fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. A Fund also may purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which a Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to a Fund’s credit quality policy. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates (i.e., rates that adjust periodically based on a known lending rate), such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes a Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”). In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

Borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated between the Funds pursuant to guidelines approved by the Board.

Covered Option Writing. Each Fund may write “covered” calls and “covered” puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Exchange-Traded Funds (“ETFs”). Each Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to generally achieve the same rate of return as a particular market index while trading throughout the day on an exchange (“passively managed ETFs”). Each Fund may also invest in actively managed ETFs that do not seek to replicate the performance of a specified index. The Funds will purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as other investment companies, as described above. Certain risks of investing in a passively managed ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAVs, the risk that ETFs may not be liquid and the risk that an ETF may redeem its shares in-kind at a time that the values of the underlying portfolio securities are less than the market value of the ETF. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and generally “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the passively managed ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange-Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Investment in Blank Check Companies. Each Fund may invest a maximum of 10% of total assets in equity securities of so-called “blank check” companies. These are companies that raise commitments from investors that enable the company to identify and negotiate an acquisition of an operating company, obtain shareholder approval of the transaction and then close on the acquisition. There is a risk that the company will not be able to identify a suitable acquisition candidate or negotiate a transaction or obtain approval and close on the transaction, in which case, a Fund may miss other investment opportunities. If the company closes on an acquisition, it will have similar risks to other operating companies with similar characteristics operating in a similar industry or market.

Investment in Other Investment Companies. Each Fund may invest in unaffiliated investment funds that invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund’s total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent that a Fund invests in other investment funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Funds do not intend to invest in such vehicles or funds unless the Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

Investment in Relatively New Issuers. Each Fund intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers (i.e., those having continuous operating histories of less than three years) may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Lending of Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower has the right to vote the securities on any matter in which the securities are entitled to be voted. During the existence of the loan, a Fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. If a Fund receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction (the “DRD”) for corporate shareholders. The DRD is discussed more fully in this SAI under “Tax Status.”

Loans may be terminated by the lending Fund or the borrower and shall be affected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. A Fund may incur custodial fees and other costs in connection with loans. In addition, the Funds’ lending agent receives a fixed fee from the Funds, representing a percentage of the securities loaned. Each Fund may, in the future, appoint and pay compensation to additional securities lending agents. Each Fund will loan no more than one-third of its total assets.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers.

In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will recall a loaned security in order to vote the shares on a material proxy issue. Neither Fund will lend its portfolio securities to any director, trustee, officer, employee, or any other “affiliated person” (as defined in the 1940 Act) of the Trust, the Adviser, State Street Bank and Trust Company, the Funds’ administrator (the “Administrator”), or IVA Funds Distributors, LLC, the Fund’s distributor (the “Distributor”), unless permitted by applicable law.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and also may invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by each Fund generally will be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely. Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They also may issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Options Transactions. The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting each Fund’s investment risk and augmenting its investment return. The Adviser expects, however, the amount of each Fund’s assets that will be involved in options transactions to be small relative to the Fund’s assets. Accordingly, it is expected that only a relatively small portion of each Fund’s investment return will be attributable to transactions in options on securities and on stock indices. Each Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the OTC markets.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Funds, other investment vehicles advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

Options on Futures. Each Fund may use options on futures contracts. Each Fund may also purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (See “Futures”). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is required to deposit and to maintain a margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Options on Stock Indices. Each Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security that is listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) against which a Fund has not written a call option and which has not been hedged by the sale of stock index futures.

Limitations on Use of Futures Options. When purchasing an option for a futures contract, the purchaser or seller of an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a FCM, when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.

This process of “marking to market” will be reflected in the calculation of open positions computed in a Fund’s NAV per share. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will be required to comply with asset coverage requirements pursuant to SEC guidelines. See “Asset Segregation.”

The requirements for qualification as a regulated investment company under the Code, also may limit the extent to which a Fund may enter into futures options.

Risks Associated with Futures Options. There are several risks associated with the use of futures options. There can be no guarantee that there will be a correlation between price movements in the futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures options on securities or indexes, including technical influences in futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the futures contracts previously discussed are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

OTC Options and Futures Transactions. Each Fund may invest in options, futures, swaps and related products. Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option, which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option, which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund usually will enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds intend to enter into OTC transactions only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The Funds’ administrator is entitled to rely upon prices received from a reputable pricing service. In addition, and with respect to securities valued by the Adviser, the administrator is entitled to rely without inquiry upon the valuations submitted to it by the Adviser and has no responsibility to determine the accuracy or otherwise thereof.

Private Investment Funds. Each Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by a Fund as an investor in Hedge Funds, in addition to the operating expenses of a Fund. The incentive-based allocations assessed by Managers and borne directly by a Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, a Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent a Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, a Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect a Fund’s investment return. To the extent a Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon a Fund’s withdrawal of all or a portion of its interest in such Hedge Fund a Fund may receive securities that are illiquid or difficult to value.

Repurchase Agreements. Each Fund may invest a maximum of 10% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements. Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Each Fund may invest a maximum of 10% of its total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Swap Agreements.

General. Each Fund may engage in total return, credit default and currency swaps. Each Fund’s use of swap agreements entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The greatest risks associated with swaps include: credit risk, liquidity risk and market risk.

Total Return Swaps. Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. Each Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. A Fund may be either the buyer or seller in the transaction. Credit default swaps also may be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

A Fund also may purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraphs. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It also would involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. Each Fund may enter into currency swap agreements for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. Each Fund may enter into interest rate swap agreements for investment purposes. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate. Interest rate swaps are generally used to limit or manage exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap. The purchase of interest rate swaps involves risks including interest rate risk if interest rate movements do not match expectations and credit risk if the other party in the transaction defaults on its responsibilities.

Trade Claims. Each Fund may invest a maximum of 10% of total assets in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments, which generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Treasury Obligations. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a Fund’s Treasury obligations to decline. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. In 2011, S&P downgraded U.S. Treasury securities from

AAA rating to AA+. A downgrade of Treasury securities from another ratings agency or a further downgrade below a AA+ rating by S&P may cause the value of a Fund’s Treasury obligations to decline.

Warrants. Each Fund may invest in warrants, which are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, each Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

Each Fund normally will use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investment Restrictions

Fundamental Investment Restrictions of the Worldwide Fund and International Fund

The investment restrictions set forth below are fundamental policies of the Funds and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each Fund:

(1) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act1;
(2) may not borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);
(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
(4) may not concentrate 25% or more of the value of its total assets in any one industry or group of industries2;
(5) with respect to 75% of its total assets (exclusive of cash, cash items, and government securities), may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer;
(6) with respect to 75% of its total assets, may not acquire more than 10% of the outstanding voting securities of any issuer;
(7) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;
(8) may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. A Fund may loan no more than one-third of its total assets; and
(9) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities. Notwithstanding the foregoing, the Fund may purchase or sell up to 25% in precious metals directly, and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

In determining whether a transaction is permitted under the 1940 Act, restriction (1) above will not be construed to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

For purposes of Investment Restriction (9), the commodities in which the Funds will invest directly have robust, deep and liquid markets. The Funds’ investments in precious metals can be readily liquidated.

In addition, under normal circumstances, each Fund will invest in at least three foreign countries.

Notwithstanding the foregoing investment restrictions, each Fund may purchase securities pursuant to the exercise of

1 Section 18(f)(1) of the 1940 Act generally prohibits registered open-end investment companies from issuing senior securities other than with respect to bank borrowings. Section 18(g) defines “senior security,” in pertinent part, as “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.”
2 The Funds use the term “industry” as a classification that refers to a group of companies related in terms of their primary business activities.

subscription rights. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Non-Fundamental Investment Restrictions of the Worldwide Fund and International Fund

Notwithstanding the foregoing investment restrictions, as a non-fundamental restriction, neither Fund may purchase additional securities while it has outstanding borrowings exceeding 5% of its total assets.

Notwithstanding the foregoing investment restrictions, as a non-fundamental restriction, each Fund may pledge, mortgage, hypothecate, or otherwise encumber any of its assets to secure borrowings; provided that such amount shall not exceed one-third of its total assets. This restriction shall not prohibit the Funds from engaging in options, futures, and foreign currency transactions.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. A Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Set forth below are the Funds’ portfolio turnover rates for the two most recently completed fiscal years.

Fund	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015
Worldwide Fund	29.7%	30.3%
International Fund	34.9%	27.6%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of each Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board. In addition, the Funds have policies in place to regulate the Board’s oversight of the disclosure of portfolio holdings.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. Portfolio holdings of each Fund also will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: portfolio holdings as of the end of each Fund’s second and fourth fiscal quarters will be filed as part of the annual or semi-annual report filed on Form N-CSR, and portfolio holdings as of the end of each Fund’s first and third fiscal quarters will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov approximately 60 days after the end of each respective quarter. The Trust also discloses to the general public top positional holdings and portfolio-related statistical information on the Trust’s website at http://www.ivafunds.com/us-investors/mutual-funds no earlier than 21 days after the end of each calendar month.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) is periodically made to the Adviser (International Value Advisers, LLC) and to the Funds’ custodian (State Street Bank and Trust Company) and sub-custodians, transfer agent (Boston Financial Data Services, Inc.), administrator, financial printers, pricing services, proxy voting services, Funds’ independent registered public accounting firm, and counsel that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Financial Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that a Fund believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration. Financial Service Providers and Rating Agencies must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the Trust (the “CCO”), are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

Before any disclosure of Confidential Portfolio Information to Financial Service Providers or Rating Agencies is permitted, the CCO (or an officer designated by the CCO) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose and is in the best interest of shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Financial Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel. The CCO will attempt to uncover any apparent conflict between the interests of Fund shareholders and the Adviser, underwriter and their affiliates. Any conflict of interest that may arise as a result of a request for Confidential Portfolio Information will be resolved by the CCO in the best interests of Fund shareholders.

Exceptions to these procedures may only be made if the CCO (or an officer designated by the CCO) determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Adviser has primary responsibility for ensuring that a Fund’s portfolio holdings information is disclosed only in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds.

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Board. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board held four meetings during the fiscal year ended September 30, 2016. Each Board member attended all such meetings and all meetings of the committees on which he/she served during the periods that he/she served.

Currently, over 75% of the Trust’s Board members are not “interested persons” of the Adviser, including its affiliates, or the Trust (the “Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser at scheduled meetings and at special meetings, as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee also is a member of the Audit Committee and the Nominating and Governance Committee and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Adele R. Wailand, an Independent Trustee, to act as Chair of the Board. The Chair’s primary responsibilities are: (i) to preside at all meetings of the Board; (ii) to act as the Board’s liaison with management between meetings of the Board; and (iii) to act as the primary contact for Board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or Amended and Restated By-laws, the designation as Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser and the Adviser’s affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board’s Oversight Role in Risk Management. The Board’s role in the risk management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and other service providers, the Trust’s and the Adviser’s CCO and portfolio management personnel. In discharging its oversight responsibilities, the Board considers risk management with the assistance of the Audit Committee. The Audit Committee periodically reviews with the Funds’ independent auditors matters relating to the Funds’ financial reporting, and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, 10th Floor, New York, NY 10022.

Independent Trustees(1)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office (2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (“Case, Pomeroy”) (real estate and investments); Vice President & General Counsel, Case, Pomeroy (prior to 2011).	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (2011-2014); President/ Chief Investment Officer/ Strategist, Okabena Investment Services (registered investment advisor) (2006-2011).	2	Director, Ocean Governance Training Foundation (since 2013) (a Canadian not-for-profit organization based in Halifax, NS).

Interested Trustee

Name (Birth Year)	Position(s) Held with the Trust	Term of Office (2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

Michael W. Malafronte(3) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010).	2	Director, DeVry Education Group, Inc. (since 2016).

(1) Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2) Each Trustee serves until resignation, removal or retirement from the Board. The current retirement age is 75.
(3) Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that all of the Trustees satisfy this standard. The following discusses each Trustee’s particular experience, qualifications, attributes or skills that contribute to the Board’s operations:

Adele R. Wailand – Through her positions as a senior officer, general counsel and corporate secretary, Ms. Wailand has senior management experience in legal compliance, corporate governance, board operations and business transactions. She has additionally served as a member of a number of private corporate and not-for-profit boards.

Manu Bammi – As founder and CEO of SmartAnalyst, Inc., Mr. Bammi has senior management experience in the financial research and analytics industry.

Ronald S. Gutstein – As an institutional trader and market maker with Access Securities, Mr. Gutstein has experience in asset management and securities markets.

William M. Rose – Through his position as Chief Investment Officer of a registered investment advisor and other senior management positions, Mr. Rose has experience in strategic investment planning, financial and treasury management and board oversight. In addition, Mr. Rose has experience as a Certified Public Accountant and is a Chartered Financial Analyst.

Michael W. Malafronte – Through his positions as Managing Partner, CEO and Research Analyst with the Adviser, and previous senior management positions with Arnhold and S. Bleichroeder Advisers, LLC (ASB), Mr. Malafronte has experience in the development and management of registered investment companies, enabling him to provide management input to the Board.

Additional Information About the Board and its Committees. The Trust has an Audit Committee and a Nominating and Governance Committee. The members of both the Audit Committee and the Nominating and Governance Committee consist of all the Independent Trustees, namely Manu Bammi, Ronald S. Gutstein, William M. Rose and Adele R. Wailand.

In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee held two meetings during the fiscal year ended September 30, 2016.

The Nominating and Governance Committee operates pursuant to a written charter. The principal functions of the Nominating and Governance Committee are to: (i) make nominations for Independent Trustee membership on the Board; (ii) periodically review Board governance practices and procedures and to recommend to the Board any changes deemed appropriate; (iii) periodically review Independent Trustee compensation and recommend to the Board any changes deemed appropriate; (iv) review on an annual basis committee chair assignments and committee assignments; (v) review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board; (vi) plan and administer the Board’s annual self-evaluation process; (vii) consider on an annual basis the structure, operations and effectiveness of the Nominating and Governance Committee annually; and (viii) evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel. In making nominations for Independent Trustee membership on the Board, the Nominating and Governance Committee may consider potential nominees in light of their professional experience, education, skill, and other individual qualities and attributes that contribute to Board heterogeneity. The Nominating and Governance, as it deems appropriate and when a vacancy becomes available, will consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating and Governance Committee held one meeting during the fiscal year ended September 30, 2016.

Trustee Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2016.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity		Companies Overseen by Trustee in Family
	Securities in the Funds		of Investment Companies

Independent Trustees
Adele R. Wailand	Over $100,000 None	(Worldwide Fund) (International Fund)	Over $100,000
Manu Bammi	Over $100,000 None	(Worldwide Fund) (International Fund)	Over $100,000
Ronald S. Gutstein	Over $100,000 None	(Worldwide Fund) (International Fund)	Over $100,000
William M. Rose	None Over $100,000	(Worldwide Fund) (International Fund)	Over $100,000

Interested Trustee
Michael W. Malafronte	Over $100,000 Over $100,000	(Worldwide Fund) (International Fund)	Over $100,000

As of [_______], the Trustees and officers of each Fund, individually and as a group, owned less than 1% of the outstanding shares of each Fund.

Compensation of Board Members. The Trust pays each Independent Trustee an annual retainer of $70,000 and an attendance fee of $7,500 for each regular quarterly Board meeting attended. The Chair is paid an additional annual retainer of $15,000. Independent Trustees are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings. The Funds do not pay retirement benefits to its Trustees and officers. Officers and the interested trustee of the Funds are not compensated by the Funds.

The following table summarizes the compensation for the Independent Trustees for the 12-month period ended September 30, 2016.

Independent Trustees	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustee

Adele R. Wailand	$115,000	None	None	$115,000
Manu Bammi	$100,000	None	None	$100,000
Ronald S. Gutstein	$100,000	None	None	$100,000
William M. Rose	$100,000	None	None	$100,000

Officers of the Trust

Term of Office and
Name (Birth Year)	Position(s) Held	Length of Time
and Address (1)	with the Trust	Served (2)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Information Technology, the Adviser (since 2014); and Fund Operations Manager, the Adviser (2009-2014).

(1) Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, 10th Floor, New York, NY 10022.
(2) The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Codes of Ethics. The Trust and the Adviser each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Attached as Appendix A is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. Information on how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period as of June 30 is available without charge, (1) upon request, by calling (866) 941-4482, and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons beneficially holding more than 25% of the outstanding shares of a Fund may be deemed to “control” (as that term is defined in the 1940 Act) that Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of that Fund.

The Funds’ Class T shares will commence operations on or about [_____] so there is no information regarding ownership of Class T shares to be presented as of the date of this SAI.

As of March [_____], 2017, the following shareholders held of record (but not beneficially) more than 5% of the outstanding Class A, Class C, and Class I shares of the Funds:

[5% HOLDERS TO BE UPDATED]

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

International Value Advisers, LLC is the investment manager of the Funds. The Adviser was organized as a Delaware limited liability company in 2007. The managing member of the Adviser is IVA Holdings, LLC. Michael Malafronte, Managing Partner of the Adviser, Stefanie Hempstead, Chief Financial Officer of the Adviser, and Shanda Scibilia, Chief Operating Officer and Chief Compliance Officer of the Adviser, are affiliated persons of the Trust.

IVA serves as the investment manager of each Fund pursuant to an investment advisory agreement dated as of August 21, 2008. The investment advisory agreement had an initial term of two years from its effective date and continues in effect with respect to each Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The investment advisory agreement is terminable with respect to a Fund by vote of the Board, or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. The investment advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The investment advisory agreement provides that the Adviser shall manage the operations of each Fund, subject to policies established by the Board. Pursuant to the investment advisory agreement, the Adviser manages each Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to a Fund’s officers and Board regularly. The Adviser also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each Fund’s shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries, and maintaining a flow of information to shareholders. In addition, the Adviser pays the compensation of each Fund’s officers, employees and Trustees affiliated with the Adviser. Each Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser.

As compensation for its services, each Fund pays the Adviser a monthly fee at an annual rate of 0.90% of the Fund’s average daily net assets.

Under the terms of the investment advisory agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Funds will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Adviser has contractually agreed, in a letter agreement dated [________], to waive its management fee with respect to, and/or bear other expenses of, the Funds from on or about April 10, 2017 through January 31, 2019 to the extent that each Fund’s Class T shares expenses, exclusive of acquired fund fees and expense, brokerage commissions, interest, taxes, organizational and extraordinary expenses, exceed the rate per annum as set forth below. With respect to each Fund, the Adviser is permitted to recover, on a class basis, expenses it has borne subsequent to the effective date of the letter agreements (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund’s expenses fall below the annual rates set forth below; provided, however, that a Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. The fee waiver will remain in effect until January 31, 2019, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. During the periods covered by the letter agreement, the expense cap arrangement set forth below for each of the Funds may only be modified by a majority vote of the Interested Trustees of the Trust.

Fund	Expense Cap
Worldwide Fund	[__]% for Class T shares
International Fund	[__]% for Class T shares

Set forth below are the advisory fees the Funds paid for the stated periods.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015	September 30, 2014
Fund	Advisory Fees	Advisory Fees	Advisory Fees
Worldwide Fund	$77,835,515	$89,640,318	$88,981,358
International Fund	$34,616,095	$33,427,598	$31,585,082

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle, each a portfolio manager, are primarily responsible for the day-to-day management of the Funds. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the Funds since their inceptions. The following tables set forth certain additional information with respect to the portfolio managers. The information is as of the fiscal year ended September 30, 2016.

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, the table below identifies, for each portfolio manager, the number of accounts for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Charles de Vaulx	0	$0	3	$2.1 billion	14	$4.0 billion
Charles de Lardemelle	0	$0	3	$2.1 billion	14	$4.0 billion

The table below identifies, for each portfolio manager, the number of accounts for which he has day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Charles de Vaulx	0	$0	0	$0	0	$0
Charles de Lardemelle	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Because each portfolio manager manages other accounts, that may include accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Funds) in a manner, which, in the Adviser’s opinion, is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across accounts and to monitor whether any account is systematically favored over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Compensation

Each portfolio manager is a member (partner) of the Adviser. The compensation of each portfolio manager consists of a partnership interest in the Adviser’s profits. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The Adviser membership interest is the primary incentive for the portfolio managers. The Adviser believes this is the best incentive to maintain stability of portfolio management personnel.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2016.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities

Worldwide Fund	Charles de Vaulx	Over $1,000,000
	Charles de Lardemelle	Over $1,000,000
International Fund	Charles de Vaulx	Over $1,000,000
	Charles de Lardemelle	Over $1,000,000

Principal Underwriter

Subject to the conditions described in the “Shareholder Information” section of the Prospectus, shares of the Funds are offered on a continuous basis through the Distributor, located at Three Canal Plaza, Suite 100, Portland, ME 04101, as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Funds. Pursuant to the Distribution Agreement, the Distributor shall devote its best efforts to distribute Shares of the Funds but shall not be obligated to sell any certain number of Shares. Other than payments pursuant to the Rule 12b-1 plan discussed below, the Distributor receives no compensation from the Funds for distribution of the Funds’ shares.

Rule 12b-1 Plan

As described in the Prospectus, the Funds have adopted a Rule 12b-1 plan (“Plan”) for the Class T shares. The Plan, among other things, permits the Class T shares to pay the Distributor quarterly fees, other than in exceptional cases, at annual rates not exceeding 0.25% of the assets of the Class T shares as compensation for its services as principal underwriter of the Class T shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan record keeping. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plan may benefit the Trust by increasing net sales of the Funds (or reducing net redemptions), potentially allowing the Funds to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Class T shares of the relevant Fund. The Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the Class T shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Board reviews quarterly a written report detailing the costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

The Funds’ Class T shares will commence operations on or about April [__], 2017, so there is no information related to the payment of Rule 12b-1 fees by Class T shares to be presented as of the date of this SAI.

The Plan compensates the Distributor regardless of its expenses.

No interested person of the Funds nor any Independent Trustee has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan.

Dealer Reallowance

Class T shares of the Funds are sold subject to a front-end sales charge as described in the Prospectus. See Appendix A to the Funds’ Prospectus, titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries” for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary. Unless you are eligible for a waiver, the public offering price you pay when you buy Class T shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

Class T Shares Dollars Invested	Sales Charge as a Percentage of Offering Price	Dealer Allowance as a Percentage of Offering Price
Less than $250,000	2.50%	[__]%
$250,000 but less than $500,000	2.00%	[__]%
$500,000 but less than $1,000,000	1.50%	[__]%
$1,000,000 and over	1.00%	[__]%

Other Service Providers

Administrator

The Trust has entered into an administration agreement dated August 21, 2008, with State Street Bank and Trust Company, 100 Summer Street, 7th floor, Boston, MA 02111, pursuant to which State Street provides administrative services to the Funds. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its gross negligence or willful misconduct in the performance of its duties. For providing these services, State Street receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows: 0.04% on the first $1.0 billion of net assets, 0.03% on the next $1.0 billion of net assets and 0.01% on net assets over $2.0 billion.

Set forth below are the fees the Funds paid to the Administrator for the periods indicated.

Fund	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014
Worldwide Fund	$1,239,801	$1,389,821	$1,388,510
International Fund	$567,359	$ 534,587	$ 512,560

Transfer Agent/Dividend Disbursing Agent

Boston Financial Data Services, Inc. is the Transfer Agent for the Funds’ shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 2000 Crown Colony Drive, Quincy, MA 02169.

Custodian

State Street Bank and Trust Company (the “Custodian”), located at One Heritage Drive, Quincy, MA 02171-2105, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, the Custodian receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds and calculates the total NAV, total net income and NAV per share of each Fund.

Independent Registered Public Accounting Firm

[________] serves as each Fund’s independent registered public accounting firm. [________] provides audit services, tax return review and assistance and consultation in connection with the review of SEC filings. [________] is located at [________].

The financial statements and financial highlights of the Funds appearing in the Funds’ Annual Report to Shareholders have been audited by [________], independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such financial statements have been incorporated by reference in this SAI and the financial highlights have been included in the Prospectus in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Counsel

K&L Gates LLP serves as counsel to the Funds, and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2950.

Additional Information

The Funds have entered into contractual arrangements with various parties that provide services to the Funds, including, among others, the Adviser, the Administrator, the Transfer Agent, and the Custodian, as described above. Fund shareholders are not parties to, or intended to be “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of a Fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This SAI provides additional information concerning each Fund. Each of the Funds’ Prospectus, this SAI, or any contract that is an exhibit to the Funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the Funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

REVENUE SHARING

The Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments - sometimes referred to as “revenue sharing” - to broker-dealers or financial intermediaries for various reasons in addition to any Rule 12b-1 payments described elsewhere in this SAI. These payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. The recipients of such payments may include other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

As of [________] the following broker-dealers that are registered with the Financial Industry Regulatory Authority (“FINRA”) have arrangements with the Adviser or an affiliate pursuant to which the member firm is entitled to a revenue sharing payment. Each member firm may receive up to [__]% of revenue sharing:

[Merrill Lynch, Pierce, Fenner & Smith Incorporated]	[UBS Financial Services Inc.]
[Morgan Stanley Smith Barney LLC]	[Wells Fargo Advisors, LLC]
[RBC Wealth Management]

The Distributor may have arrangements with intermediaries that are not members of FINRA.

Certain financial intermediaries may provide services to their Fund shareholder clients, which services otherwise would be provided by or are analogous to those provided by the Transfer Agent. These services, commonly referred to as “sub-transfer agency” services, include producing and mailing client statements, tax reporting, order-processing and client relations. For providing these services, such intermediaries receive fees from the Funds that may not exceed the amounts that the Funds otherwise would incur under their agreement with the Transfer Agent. To the extent, however, that such fees exceed the amounts payable by the Funds to the Transfer Agent for such services, the Adviser, or an affiliate may make revenue sharing payments out of its or their own resources to pay such excess sub-transfer agency fees. Sub-transfer agency fees will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced).

PURCHASE AND REDEMPTION OF SHARES

The methods of buying and selling shares and the sales charge applicable to purchases of Class T shares of a Fund are described in the Prospectus. See Appendix A to the Funds’ Prospectus, titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries” for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary.

The Funds reserve the right to make payment in securities or other portfolio investments rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption-in kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations. Securities used to redeem Fund shares will be valued as described in the Funds’ Prospectus. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Redemptions in-kind may only be made with liquid investments. A shareholder will bear market risk for the securities received as a result of a redemption-in kind and a shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.

COMPUTATION OF NET ASSET VALUE

As described in the Prospectus under the heading “How Fund Share Prices Are Calculated,” the NAV of Class T shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to Class T shares, less any liabilities, by the total number of Class T shares outstanding. The Prospectus further notes that Fund shares are valued on each day that a purchase or redemption order is received in good order and the New York Stock Exchange (“NYSE”) is open (a “Business Day”), describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day, and states that each Fund may not calculate its NAV on a daily basis. The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s liabilities are allocated among its share classes. The total of each Fund’s liabilities allocated to Class T shares plus its distribution fees and any other expenses specially allocated to Class T shares are then deducted from Class T’s proportionate interest in the Fund’s assets, and the resulting amount is divided by the number of shares of Class T outstanding to produce its NAV. Generally, for funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between each particular class. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and the Funds’ NAVs to the Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated several of these responsibilities to the Custodian, and other agents. The Trustees have established a Pricing and Fair Valuation Committee to which they have delegated responsibility to officers of the Adviser for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Listed equity securities and equity securities listed on the NASDAQ stock exchange generally are valued at the last sale price on the exchange that is the primary market for such securities (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”). If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively. Other OTC equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. Eastern Time).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted price of similar fixed income securities, and any other relevant market or security specific information.

Forward currency contracts are valued at the current cost of offsetting such contracts. Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options also may be valued at their NBBO (national best bid and offer from participant exchanges) reported by the Options Price Reporting Authority. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by approved pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAX STATUS

Taxation of the Funds: In General

The following discussion of the U.S. federal income tax consequences of investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of the quarter of each Fund’s taxable year, (i) at least 50% of the market value of each Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year.

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% good income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

For purposes of the diversification requirements described in (b) above, in the case of a Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Each Fund may invest in certain assets that do not give rise to qualifying income and do not constitute “securities” for purposes of the regulated investment company qualification tests referred to above. Each Fund also may invest in other assets, such as various derivative and structured investment products, the status of which as “securities” for the above purposes may not be fully settled.

For example, income derived from investing or trading in precious metals is not qualifying income for purposes of the 90% good income requirement, unless the investment in metals is made for purposes of hedging a Fund’s investment in securities of issuers engaged in metals-related businesses, such as mining companies. Also, under an Internal Revenue Service (“IRS”) revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives is not considered qualifying income for purposes of the 90% good income test.

In general, if a Fund qualifies as a regulated investment company, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or may be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Except as provided in Treasury regulations, a regulated investment company may treat any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31, as well as any late-year ordinary loss, as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, that Fund will be subject to a nondeductible 4% excise tax on the under-distributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment (e.g., qualified retirement or pension trusts) shareholders of each Fund generally will be subject to federal income tax on Fund distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

Distributions by a Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Current maximum long-term capital gain rates applicable to individuals are 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, and 0% for individuals in the 10% to 15% tax brackets. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements.  Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) are subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount are also subject to this tax. Dividends paid by a Fund constitute investment income of the type subject to this tax.

Sales and Redemptions

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes and Investments

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation if, for any year in the Fund’s holding period, (i) 75 percent or more of the income of the corporation is passive income, or (ii) at least 50 percent of the assets of the corporation (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investments by a Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make elections to avoid the imposition of such taxes. For example, a Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Debt Obligations

If a Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund. The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger distributions than they would in the absence of such transactions.

Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in certain ETNs may accrue interest which is required to be distributed to shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other Section 1256 contracts or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of real estate investment trusts (“REITs”), such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Tax-Exempt Shareholders

Under current law, the Funds generally serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder also may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs (as described above). Any investment by a Fund in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specifically to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends, certain interest-related dividends, and certain short-term capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30 percent (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

For a shareholder that is a non-U.S. entity, a withholding tax (known as FATCA) was imposed on distributions paid after June 30, 2014, and will be imposed on redemptions and proceeds from sales of Fund shares after December 31, 2018, unless such shareholder enters into an information sharing agreement with the IRS or a governmental authority in the shareholder’s own country with respect to the shareholder’s direct and indirect U.S. owners or qualifies for an exception from entering into such agreement.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends, certain interest-related dividends, and certain short-term capital gain dividends unless (i) such gain or dividends are effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividends and certain other conditions are met. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order for a foreign investor to qualify for an exemption from the backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Deferred Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in a Fund.

Tax Basis Information

The Funds (or their administrative agent) are required to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds permit Fund shareholders to elect from among several permitted cost basis methods, including average cost. In the absence of an election, the Funds use a First-In First-Out method. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Funds are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the OTC markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The Adviser may also obtain research services by entering into commission sharing arrangements (“CSAs”). Under a CSA, the Adviser may execute a transaction through a broker-dealer and request that the broker-dealer allocate a portion of the commission to another broker-dealer that provides valuable research. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Funds’ portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

The table below shows information on brokerage commissions paid by each Fund for the periods indicated, all of which were paid to entities that are not affiliated with the Funds or Adviser.

Fund	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014
Worldwide Fund	$1,667,735	$2,219,236	$1,937,797
International Fund	$852,652	$1,228,349	$1,117,117

Regular Broker Dealers. Each Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of September 30, 2016, the Worldwide Fund held $94,663,470 of securities issued by Bank of America Corp., $60,938,934 of securities issued by Goldman Sachs Group, Inc., and $65,967,720 of securities issued by UBS AG. As of September 30, 2016, the International Fund held $44,737,561 of securities issued by UBS AG.

DESCRIPTION OF THE TRUST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of either Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, and servicing expenses.

Shares of each Fund are currently divided into four classes, designated Class A, Class C, Class I and Class T shares. Class A, C and I shares are described in a separate statement of additional information.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide either Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Board also may, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “Fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board also may without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights. Shareholders of both Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and any subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of a Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem shares of any shareholder at the NAV thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate NAV of less than an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of any series or class; (iii) if the Trustees determine that such shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (iv) if the Trustees otherwise determine such redemption to be necessary or appropriate.

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P.

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher-rated categories.

BB—B—CCC—CC—C—Bonds A-1—A-rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB—indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Funds has delegated the authority to develop policies and procedures relating to proxy voting to the Adviser. The Adviser has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Adviser votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the Adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause the Adviser to abandon a policy that would have otherwise applied to issuers generally. The Adviser’s policy is to vote all proxies from a specific issuer in the same way for each client absent qualifying restrictions from the client.

In furtherance of the Adviser’s goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, the Adviser reviews its relationship with the issuer of each security to determine if the Adviser or any of its employees has any financial, business or personal relationship with the issuer. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which the Adviser decides to vote a proxy with respect to such issuer.

The Adviser’s CCO reviews and addresses conflicts of interest brought to her attention. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the CCO for a conflict of interest review because the Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the CCO first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser’s decision-making in voting proxies.

If it is determined by the CCO that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict. If it is determined by the CCO that a conflict of interest is material, the CCO is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART C
OTHER INFORMATION

ITEM 28. EXHIBITS

Exhibit
Number		Description

(a)	—	Amended and Restated Agreement and Declaration of Trust of the Registrant (1).

(a)(1)	—	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust (2).

(a)(2)	—	Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust (4).

(b)	—	Amended and Restated By-laws of the Registrant (1).

(b)(1)	—	Amendment No. 1 to the Amended and Restated By-Laws of IVA Fiduciary Trust (2).

(c)	—
Portions of the Agreement and Declaration of Trust and By-laws of the Registrant defining the rights of holders of shares of the Registrant (Reference is made to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Registrant’s Amended and Restated Agreement and Declaration of Trust and to Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Registrant’s Amended and Restated By-laws, incorporated by reference to Exhibits (a) and (b).

(d)(1)	—	Investment Advisory Agreement between Registrant and International Value Advisers, LLC (1).

(d)(2)	—	Fee Waiver/Expense Reimbursement Letter Agreement, dated January [_], 2017 – To be Filed by Amendment.

(e)	—	Distribution Agreement between Registrant and IVA Funds Distributors, LLC (3).

(f)	—	Not applicable.

(g)	—	Master Custodian Agreement between Registrant and State Street Bank and Trust Company (1).

(h)(1)	—	Administration Agreement between Registrant and State Street Bank and Trust Company (1).

(h)(2)	—	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. (1).

(i)(1)	—	Share Issuance Opinion of Counsel (5).

(i)(2)	—	Consent of Counsel to incorporate Share Issuance Opinion by reference – To be Filed by Amendment.

(j)	—	Consent of independent registered public accounting firm – To be Filed by Amendment.

(k)	—	Not applicable.

(l)	—	Initial Capital Agreement (1).

(m)	—	Distribution Plans (1).

(m)(1)	—	Class T Distribution Plan – To be Filed by Amendment.

(n)	—	Amended Multi-Class Plan – To be Filed by Amendment.

(o)	—	Reserved.

(p)(1)	—	Code of Ethics of the Registrant (1).

(p)(2)	—	Code of Ethics of the Adviser (16).

(q)	—	Power of Attorney (1).

(q)(1)	—	Power of Attorney for Ronald S. Gutstein (3).

(q)(2)	—	Power of Attorney for William M. Rose (6).

(1) Incorporated herein by reference from Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File Nos. 333-151800, 811-22211) as filed with the Securities and Exchange Commission on September 19, 2008.

(2) Incorporated herein by reference from Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 19, 2009.

(3) Incorporated herein by reference from Post-Effective Amendment No. 2 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 18, 2009.

(4) Incorporated herein by reference from Post-Effective Amendment No. 5 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 27, 2012.

(5) Incorporated herein by reference from Post-Effective Amendment No. 4 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 21, 2010.

(6) Incorporated herein by reference from Post-Effective Amendment No. 10 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 27, 2014.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

Article VII of Registrant’s Amended and Restated Agreement and Declaration of Trust provides:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 7 of the Distribution Agreement (“Agreement”) between the Registrant and IVA Funds Distributors, LLC (the “Distributor”) provides:

The Registrant shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Funds pursuant to this Agreement; (ii) the Registrant’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Registrant’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of the Financial Industry Regulatory Authority or of the Securities and Exchange Commission or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Registrant’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or duties under this Agreement or by reason of its reckless disregard of its obligations or duties under this Agreement.

Section 4 of the Indemnity Agreement between the Registrant, International Value Advisers, LLC (“Adviser”) and IVA Funds Distributors, LLC provides:

The Registrant and Adviser hereby jointly and severally indemnify, defend and hold Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled Distributor within the meaning of Section 15 of the 1933 Act (collectively the “Distributor Indemnitees”) free and harmless from and against any and all losses, claims, demands, damages, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith such fees to be payable upon the final disposition of any such claims demands or liabilities) (collectively, the “Losses”) which any Distributor Indemnitee may incur arising out of or based upon (a) Distributor being a party to any covered agreement; (b) any failure by Distributor or any other service provider to the Funds to carry out its or their duties and obligations as required by the covered agreements; or (c) any indemnification provided by Distributor under the covered agreements with respect to Distributor’s and any other service provider’s performance pursuant to the covered agreements; provided, however, that the Trust and Adviser shall not be required to indemnify any Distributor Indemnitee for any Losses arising out of or based upon the willful misfeasance, bad faith or gross negligence of Distributor in the performance of its duties or its reckless disregard of its obligations and duties under the covered agreements.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each trustee, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of trustee, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of trustee, officer, employee, partner or trustee, and the nature of the relationship.)

Reference is made to the caption “Investment Adviser” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

The information as to the trustees and executive officers of International Value Advisers, LLC is set forth in Form ADV filed with the Securities and Exchange Commission on April 17, 2012 (IARD/CRD No. 146105), as amended through the date hereof, which is incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

IVA Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:
1. IVA Fiduciary Trust

(b) Provide the information required by the following table with respect to each trustee, officer or partner of each principal underwriter named in the response to Item 25.

The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained as follows:

International Value Advisers, LLC
717 Fifth Avenue, 10th Floor
New York, New York 10022
(records relating to its function as investment adviser)

IVA Funds Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
(records relating to its function as principal underwriter)

State Street Bank and Trust Company
100 Summer Street, 7th Floor
Boston, Massachusetts 02111
(records relating to its function as administrator)

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
(records relating to its function as transfer agent for the Registrant’s shares and the dividend disbursing agent)

State Street Bank and Trust Company
One Heritage Drive
Quincy, Massachusetts 02171-2105 (records relating to its function as custodian)

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

None.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of IVA Fiduciary Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 8th day of February, 2017.

IVA Fiduciary Trust
(Registrant)

/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicted.

SIGNATURE	TITLE	DATE

/s/ Adele R. Wailand *	Trustee	February 8, 2017

Adele R. Wailand

/s/ Manu Bammi *	Trustee	February 8, 2017

Manu Bammi

/s/ Ronald S. Gutstein *	Trustee	February 8, 2017

Ronald S. Gutstein

/s/ William M. Rose*	Trustee	February 8, 2017

William M. Rose

/s/ Michael W. Malafronte	Trustee, President and Chief Executive Officer	February 8, 2017

Michael W. Malafronte

/s/ Stefanie Hempstead	Treasurer and Chief Financial Officer	February 8, 2017

Stefanie Hempstead

* By:	/s/ Michael W. Malafronte

Michael W. Malafronte
(Attorney-in-Fact)